Benefit Plans	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Benefit Plans
Benefit Plans

PENSION PLANS

As noted in Note 12 Related Party Transactions, the Company contributed SFMC, a former subsidiary of SFC to SFI in the form of a dividend. All assets and liabilities of SFMC were transferred including the net pension liabilities and any other obligations related to the Springleaf Financial Services Retirement Plan, a noncontributory defined benefit plan, the Springleaf Financial Services Excess Retirement Income Plan, an unfunded defined benefit plan, and the Supplemental Executive Retirement Income Plan, an unfunded defined benefit plan, to OMH. The projected net pension obligation related to these plans as of December 31, 2016 was $25 million.

The CommoLoCo Retirement Plan, a noncontributory defined benefit plan, which had a projected net pension obligation as of December 31, 2016 of $6 million, was retained by the Company.

The CommoLoCo Retirement Plan, which is subject to the provisions of the Puerto Rico tax code, was frozen effective December 31, 2012. Puerto Rican residents employed by CommoLoCo, Inc., our Puerto Rican subsidiary, who had attained age 21 and completed one year of service were eligible to participate in the plan. Our current and former employees in Puerto Rico will not lose any vested benefits in the CommoLoCo Retirement Plan that accrued prior to January 1, 2013. The fair value of plan assets net of expense for the CommoLoCo retirement Plan totaled $12 million as of December 31, 2017 and the projected benefit obligation totaled $17 million. The projected net pension obligation related to the CommoLoco Retirement Plan was $5 million.